Exhibit 99.1

Exhibit 99.1 UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re Katy Industries, lnc., et al. Case No. 17-11101 (KJC) Reporting Period: July 1 to July 28, 2017 MONTHLY OPERATING REPORT Document Explanation Affidavit/Supplement REQUIRED DOCUMENTS Form No. Attached Attached Attached Schedule of Cash Receipts and Disbursements MOR-1 YES Certification of Bank Account Reconciliation MOR-1a YES Schedule of Professional Fees Paid MOR-1b YES Schedule of Bank Reconciliation MOR-1c YES Statement of Operations MOR-2 YES Balance Sheet MOR-3 YES Status of Post-petition Debts and Certificate of Payroll Tax Deposits MOR-4 YES Listing of aged post-petition accounts payable MOR-4a YES Accounts Receivable Reconciliation and Aging MOR-5 YES Debtor Questionnaire MOR-5 YES This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in theses chapter 11 cases and is in a format that the Debtors believe is acceptable to the Office of the United States Trustee. The financial information provided in this Monthly Operating Report is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited and is not prepared in accordance with general acceptable accounting principles in the United States. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. /s/ Robert W. Zimmer 9/12/17 Signature of Debtor Date /s/ Robert W. Zimmer 9/12/17 Signature of Joint Debtor Date /s/ Robert W. Zimmer 9/12/17 Signature of Authorized Individual* Date Robert W. Zimmer Chief Financial Officer Printed Name of Authorized Individual Title of Authorized Individual *Copies of the Bank Statements and cash disbursements journals are not included with this Monthly Operating Report due to the voluminous nature of these reports and are available upon reasonable request in writing to counsel of the Debtors. *Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

--	x	
	:	Chapter 11
In re:	:	Case No. 17-11101 (KJC)
	:	(Jointly Administered)
KATY INDUSTRIES, INC., *et al.*,[1]	:	
	:	**Reporting Period: July 1, 2017 to July 28, 2017**
Debtors.	:	
--	x	

GENERAL NOTES

Description of the Chapter 11 Cases: On May 14, 2017 (the "Petition Date"), each of the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Debtors' chapter 11 cases are jointly administered for procedural purposes only under the case caption *In re Katy Industries, Inc., et al.*, Case No. 17-11101 (KJC) (Bankr. D. Del.) pursuant to an order entered by the Bankruptcy Court on May 16, 2017 [Dkt. No. 37]. On May 26, 2017, the Office of the United States Trustee for the District of Delaware (the "U.S. Trustee") appointed seven members to the statutory committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code [Dkt. No. 75]. On June 23, 2017, the U.S. Trustee held a meeting of creditors in the Debtors' chapter 11 cases pursuant to section 341 of the Bankruptcy Code, which was adjourned and continued to August 24, 2017. At the conclusion of the continued 341 hearing, the U.S. Trustee further continued the 341 hearing to a later date. On July 10, 2017, the Debtors filed their respective schedules of assets and liabilities and statements of financial affairs.

Also on the Petition Date, the Debtors filed a motion, seeking authority to sell substantially all of their assets (the "Sale") under section 363 of the Bankruptcy Code [Dkt. No. 18], which contemplated a sale of substantially all of the Debtors' assets to the stalking horse purchaser, Jansan Acquisition, LLC (the "Stalking Horse Purchaser"), subject to higher or otherwise better offers. On June 19, 2017, the Bankruptcy Court entered an order, approving the stalking horse protections, the procedures related to assumption and assignment of certain executory contracts and unexpired leases under section 365 of the Bankruptcy Code, and the form and manner of certain notices related to the Sale [Dkt. No. 163] (the "Bidding Procedures Order"). The Stalking Horse Purchaser submitted the only Qualified Bid (as defined in the Bidding Procedures Order), and on July 12, 2017, the Debtors announced that the Stalking Horse Purchaser was the Successful Bidder for the purchase of substantially all of the Debtors' assets [Dkt. No. 276]. On

[1] The Debtors in these chapter 11 cases, along with the last four digits of each Debtor's federal tax identification number, where applicable, are: Katy Industries, Inc. (7589), Continental Commercial Products, LLC (3898), FTW Holdings, Inc. (7467), Fort Wayne Plastics, Inc. (7470), Wabash Holding Corp. (9908), Katy Teweh, Inc. (9839), WII, Inc. (0456), TTI Holdings, Inc. (8680), GCW, Inc. (5610), Hermann Lowenstein, Inc. (4331), American Gage & Machine Company (7074), WP Liquidating Corp. (2310), Ashford Holding Corp. (8113), and HPMI, Inc. (4677). The corporate headquarters and the mailing address for the Debtors listed above is 11840 Westline Industrial Drive, Suite 200, St. Louis, MO 63146.

1

July 18, 2017, the Bankruptcy Court entered the order approving the Sale [Dkt. No. 295], The Sale closed on July 21, 2017, and the Debtors are in the process of winding down their estates, (See Notice of Closing of Sale of Substantially All of the Debtors’Assets, Dkt. No. 314.) Additional information about the Debtors’ chapter 11 cases, court filings, and claims information is available at the Debtors’ restructuring website: www,jndla,com/cases/katy, Debtors’ Financial Statements: The financial statements and supplemental information contained in this Monthly Operating Report are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. Financial Accounting Standards Board Accounting Standards Codification 852 (Reorganizations) (“ASC 852”), which is applicable to companies in chapter 11, requires that financials for periods after the filing of a chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The unaudited financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that financial information could be subject to change that can be material. The Debtors, however, are not required to update this Monthly Operating Report to reflect more current facts or estimates, or upon the occurrences of future events, including if the facts, estimates, or assumptions upon which this Monthly Operating Report is based change. The information furnished in this Monthly Operating Report includes preliminary normal recurring adjustments. There can be no assurance that the consolidated financial information presented in this Monthly Operating Report is complete, and readers are strongly cautioned not to place reliance on this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Debtors. The results of operations contained in this Monthly Operating Report are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect operations, financial position, or cash flows of the Debtors in the future. The Debtors do not make any representation to any person regarding the Debtors’ future results. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. Fiscal Year: The Company operates and reports using a 4-4-5 fiscal year which always ends on December 31. Intercompany Transactions: Intercompany transactions between the Debtors and non-debtor affiliates have not been eliminated in the financial statement contained in this Monthly Operating

Report. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein. Revenue Recognition: Revenue is recognized for all sales, including sales to distributors, at the time the products are shipped and title has transferred to the customer, provided that a purchase order has been received or a contract has been executed, there are no uncertainties regarding customer acceptances, the sale price is fixed and determinable, and collection is deemed probable. The operating Debtors’ standard shipping terms are FOB shipping point. Sales are net of provisions for returns, discounts, customer allowances (such as volume rebates), and cooperative advertising allowances. The Debtors’ sales arrangements do not typically contain standard right of return provisions or limit returns at a certain percentage of sales price or margin; however, in certain instances where a product may be returned, the Debtors recognize revenue only if all of the following conditions are met: a) the sale price is substantially fixed or determinable at date of sale; b) buyer has either paid or is obligated to pay the seller and the obligation is not contingent on resale of the product; c) buyer’s obligation to seller would not be changed in the event of theft or physical destruction of the product; d) buyer has economic substance apart from the seller; e) seller does not have significant obligations for future performance to directly bring about the resale of product by the buyer; and f) the amount of future returns can be reasonably estimated (i.e., defective/wrong products). The Debtors record discounts, customer allowances, and cooperative advertising allowances as reductions of revenue, provisions for which are estimated on a periodic basis based on historic experience. Accounts Receivable and Allowance for Doubtful Accounts: Trade accounts receivable are recorded at the invoiced amount and do not bear interest. The Debtors do not require collateral to secure accounts receivable. The allowance for doubtful accounts is the Debtors’ best estimate of the amounts of probable credit losses in their existing accounts receivable. The Debtors determine the allowance, in part, based on its historical write-off experience. The Debtors review their allowance for doubtful accounts quarterly, which includes a review of past due balances over 30 days. All other balances are reviewed on a pooled basis by market distribution channels. Account balances are charged off against the allowance when the Debtors determine it is probable the receivable will not be recovered. The Debtors do not have any off-balance-sheet credit exposure related to its customers. Inventories: Inventories are stated at the lower of (i) cost or (ii) market value, and reserves are established for excess and obsolete inventory in order to ensure proper valuation of inventories. Inventoried costs include materials, labor and overhead. Approximately 67% the Debtors’ inventories were accounted for using the last-in, first-out (“LIFO”) method of costing, while the remaining inventories were accounted for using the first-in, first-out (“FIFO”) method. Current cost, as determined using the FIFO method, exceeded LIFO cost by $3.0 million. Liabilities: As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of liquidation,. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of liquidation. Accordingly, the ultimate amount of such liabilities is not determinable at this time.

Reorganization Items: ASC 852 requires expenses and income directly associated with chapter 11 filings to be reported separately in the income statement as reorganization items. Reorganization items includes expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees, and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed as claims.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: July 1 to July 28, 2017

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	LEGAL ENTITIES				
	Katy Industries, Inc.	Continental Commercial Products, LLC	Fort Wayne Plastics, Inc.	Total	Cumulative from Petition Date
CASH BEGINNING OF MONTH	$ 4,082,520	$ 2,114,990	$ (69,997)	$ 6,127,513	$ 2,004,973
RECEIPTS					
COLLECTIONS OF ACCOUNTS RECEIVABLE	$ -	$ 3,828,811	$ 516,094	$ 4,344,905	$ 12,275,079
DIP LOAN PROCEEDS	0	0	0	0	7,312,500
CASH COLLATERAL PROCEEDS, NET	0	(604,780)	(515,579)	(1,120,359)	-3,447,583
SALE OF ASSETS	1,723,856	0	0	1,723,856	1,723,856
OTHER (ATTACH LIST)	0	464,224	0	464,224	518,396
TRANSFERS FROM/(TO) DIP ACCTS	(930,542)	930,542	0	0	0
TRANSFERS TO/(FROM) CCP	160,569	(629,474)	468,905	(0)	0
TOTAL RECEIPTS	$ 948,882	$ 3,989,324	$ 469,420	$ 5,407,626	$ 18,377,248
DISBURSEMENTS					
INVENTORY & COMPONENTS	$ -	$ 1,038,355	$ (1)	$ 1,038,354	$ 4,628,680
PAYROLL & TAXES	0	1,046,537	100,149	1,146,686	2,743,041
TEMPORARY SERVICES	0	7,617	11,792	19,409	116,712
EMPLOYEE BENEFITS	25,071	78,959	29,203	133,233	637,991
RENTS	32,123	171,506	39,643	243,272	444,319
UTILITIES	0	315,822	0	315,822	564,235
FREIGHT & LOGISTICS	20	282,156	151,442	433,618	947,827
LEASES	0	27,834	184	28,018	28,492
COMMISSIONS	0	0	9,712	9,712	45,783
SUPPLIES & OTHER	1,001	272,034	899	273,934	772,561
GENERAL INSURANCE	0	99,151	59,822	158,973	703,715
OTHER	0	34,727	0	34,727	100,963
PRE-PETITION CLAIMS	506	280,429	0	280,935	990,248
INTEREST & FEES	0	0	0	0	204,209
	$ 58,721	$ 3,655,127	$ 402,845	$ 4,116,693	$ 12,928,775
PROFESSIONAL FEES-Schedule Attached	397,483	0	0	397,483	432,483
U.S. TRUSTEE QUARTERLY FEES	0	0	0	0	0
COURT COSTS	0	0	0	0	0
TOTAL DISBURSEMENTS	$ 456,203	$ 3,655,127	$ 402,845	$ 4,514,176	$ 13,361,258
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$ 492,679	$ 334,196	$ 66,576	$ 893,451	$ 5,015,990
CASH - END OF MONTH	$ 4,575,199	$ 2,449,186	$ (3,422)	$ 7,020,963	$ 7,020,963

TOTAL DISBURSEMENTS	$ 4,514,176	$ 13,361,258
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$ 4,514,176	$ 13,361,258

All other debtors listed in footnote 1 of this Monthly Operating Report but not reflected on this Schedule of Cash Receipts and Disbursements are inactive entities and, thus, have no receipts or disbursements.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: July 1 to July 28, 2017

CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BANK	RABOBANK				BMO Harris		Total
ACCOUNT NO	1166	1167	1168	1169	9460	8357	
ACCOUNT NAME	Professional Fee Escrow	DIP Account	Utility Escrow	503(b)9	UMR Insurance	Accounts Payable	
CASH BEGINNING OF MONTH	$ 2,622,000	$ 1,577,153	$ 20,000		$ (133,956)	$ (2,677)	$ 4,082,520
RECEIPTS							
COLLECTIONS OF ACCOUNTS RECEIVABLE							0
DIP LOAN PROCEEDS							0
CASH COLLATERAL PROCEEDS							0
SALE OF ASSETS	905,000	818,856					1,723,856
OTHER (ATTACH LIST)							0
TRANSFERS (To)/From CCP		(930,542)			127,502	33,067	(769,974)
Transfers From DIP Account							0
TRANSFERS FROM/(TO) DIP ACCTS		(600,000)		600,000			0
							0
TOTAL RECEIPTS	$ 905,000	$ (711,686)	$ -	$ 600,000	$ 127,502	$ 33,067	$ 953,882
DISBURSEMENTS							
INVENTORY & COMPONENTS						0	0.00
PAYROLL & TAXES							0
TEMPORARY SERVICES						0	0
EMPLOYEE BENEFITS					25,071		25,071
RENTS						32,123	32,123
UTILITIES							0
FREIGHT & LOGISTICS						20	20
LEASES							0
COMMISSIONS							0
SUPPLIES & OTHER						1,001	1,001
GENERAL INSURANCE							0
OTHER (ATTACH LIST)							0
PRE-PETITION CLAIMS						506	506
INTEREST & FEES							0
TAXES						5,000	5,000
	$ -	$ -	$ -	$ -	$ 25,071	$ 38,650	$ 63,721
PROFESSIONAL FEES-Schedule Attached	$397,483						397,483
U.S. TRUSTEE QUARTERLY FEES							0
COURT COSTS							0
TOTAL DISBURSEMENTS	$ 397,483	$ -	$ -	$ -	$ 25,071	$ 38,650	$ 461,203
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$ 507,517	$ (711,686)	$ -	$ 600,000	$ 102,431	$ (5,583)	$ 492,679
CASH - END OF MONTH	$ 3,129,517	$ 865,467	$ 20,000	$ 600,000	$ (31,525)	$ (8,260)	$ 4,575,199

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: July 1 to July 28, 2017

CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BANK	BMO Harris							Total
ACCOUNT NO	8892	8224	2407	8918	9394	9452	9386	
ACCOUNT NAME	Lockbox	Operating	Cash Collateral	CCP Account Payable	CENTREX Accounts Payable	Payroll	Payroll	
CASH BEGINNING OF MONTH	$ 153,245	$ 642,238	$ 1,466,991	$ (146,104)	$ -	$ (1,381)	$ -	$ 2,114,990
RECEIPTS								
COLLECTIONS OF ACCOUNTS RECEIVABLE	$ 3,828,811							3,828,811
TRANSFERS FROM DIP ACCOUNT		930,542						930,542
CASH COLLATERAL PROCEEDS		0						0
SALE OF ASSETS								0
OTHER (ATTACH LIST)		464,224						464,224
Funds Transfer-Operating Account		(3,278,141)		1,908,256		$ 607,297	133,114	(629,474)
FUNDS TRANSFER-Cash Collateral	(3,472,535)	2,867,755						(604,780)
								0
TOTAL RECEIPTS	$ 356,276	$ 984,380	$ -	$ 1,908,256	$ -	$ 607,297	$ 133,114	$ 3,989,324
DISBURSEMENTS								
INVENTORY & COMPONENTS		$ 106,353		$ 932,000				$ 1,038,353
PAYROLL & TAXES		295,512		11,995		$ 605,916	$ 133,114	1,046,537
TEMPORARY SERVICES				7,617				7,617
EMPLOYEE BENEFITS		15,115		63,843				78,959
RENTS				171,506				171,506
UTILITIES		85,054		230,768				315,822
FREIGHT & LOGISTICS				282,156				282,156
LEASES				27,834				27,834
COMMISSIONS								0
SUPPLIES & OTHER		112,440		159,593				272,034
GENERAL INSURANCE		99,151						99,151
OTHER (ATTACH LIST)		34,727						34,727
PRE-PETITION CLAIMS		137,700		142,729				280,429
INTEREST & FEES								0
	$ -	$ 886,053	$ -	$ 2,030,042	$ -	$ 605,916	$ 133,114	$ 3,655,125
PROFESSIONAL FEES-Schedule Attached								0
U.S. TRUSTEE QUARTERLY FEES								0
COURT COSTS								0
TOTAL DISBURSEMENTS	$ -	$ 886,053	$ -	$ 2,030,042	$ -	$ 605,916	$ 133,114	$ 3,655,125
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$ 356,276	$ 98,328	$ -	$ (121,786)	$ -	$ 1,381	$ -	$ 334,198
CASH - END OF MONTH	$ 509,521	$ 740,566	$ 1,466,991	$ (267,890)	$ -	$ (0)	$ -	$ 2,449,188
OTHER DISBURSEMENTS								
Oridinary Course Professionals								$ -
	$ -	$ -		$ -	$ -	$ -	$ -	$ -

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: July 1 to July 28, 2017

CONSOLIDATING SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

BANK	BMO Harris				Total
ACCOUNT NO	1654		1639	1670	
ACCOUNT NAME	Lockbox	Petty Cash	Operating	Account Payable	
CASH BEGINNING OF MONTH	$ (0)	$ 899	$ (0)	$ (70,895)	$ (69,997)
RECEIPTS					
COLLECTIONS OF ACCOUNTS RECEIVABLE	$ 516,094				$ 516,094
DIP LOAN PROCEEDS					0
TRANSFER TO CASH COLLATERAL	(515,579)				(515,579)
SALE OF ASSETS					0
OTHER (ATTACH LIST)					0
TRANSFERS FROM/(TO) OPERATING ACCT			(464,562)	464,562	0
TRANSFERS FROM CCP			468,905		468,905
TOTAL RECEIPTS	515	0	4,343	464,562	$ 469,420.34
DISBURSEMENTS					
INVENTORY & COMPONENTS					$ -
PAYROLL & TAXES				$ 100,149	100,149
TEMPORARY SERVICES				11,792	11,792
EMPLOYEE BENEFITS			4,343	24,860	29,203
RENTS				39,643	39,643
UTILITIES					0
FREIGHT & LOGISTICS				151,442	151,442
LEASES				184	184
COMMISSIONS				9,712	9,712
SUPPLIES & OTHER		899			899
GENERAL INSURANCE				59,822	59,822
OTHER (ATTACH LIST)					0
PRE-PETITION CLAIMS					0
INTEREST & FEES					0
					0
	$ -	$ 899	$ 4,343	$ 397,604	$ 402,846
PROFESSIONAL FEES-Schedule Attached					0
U.S. TRUSTEE QUARTERLY FEES					0
COURT COSTS					0
TOTAL DISBURSEMENTS	$ -	$ 899	$ 4,343	$ 397,604	$ 402,846
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	$ 515	$ (899)	$ (0)	$ 66,958	$ 66,575
CASH - END OF MONTH	$ 515	$ (0)	$ (0)	$ (3,937)	$ (3,423)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Case No. 17-11101 (KJC) Debtors Reporting Period: July 1 to July 28, 2017 DECLARATION REGARDING THE STATUS OF BANK RECONCILIATIONS OF THE DEBTORS Robert W. Zimmer hereby declares under penalty of perjury: 1. I am the Chief Financial Officer of Katy Industries, Inc., one of the debtors in these chapter 11 cases (the “Debtors”), In that capacity, I am familiar with the day-to-day operations, business affairs and books and records of the Debtors. I am authorized to submit this Declaration on behalf of the Debtors, 2. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition, If I were called upon to testify, I could and would testily to each of the facts set forth based on such personal knowledge, review of documents, discussions with other employees of the Debtors, or opinion. 3. To the best of my knowledge, the Debtors’ bank balance as of July 28, 2017 have been reconciled in an accurate and timely manner. Dated: September 12, 2017 Respectfully submitted, /s/ Robert W. Zimmer By: Robert W. Zimmer Title: Chief Financial Officer

In re: Katy Industries, Inc., et al. Case No. 17-11101 (WC) Debtors Reporting Period: Inception to July 28, 2017 SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID This schedule is to include all retained professional payments from case inception to current month. Check Amount Paid Year-To-Date Payee Period Covered Amount Approved Payor Number Date Fees Expenses Fees Expenses DLA Piper LLP Katy Industries, Inc. $- $- $- Lincoln International LLC June-17 Katy Industries, Inc. Wire 7/11/2017 35,000 70,000 0 Sierra Constellation Partners LLC May-17 Katy Industries, Inc. Wire 7/11/2017 70,420 7,889 Sierra Constellation Partners LLC June-17 Wire 7/21/2017 182,985 18,188 253,405 26,078 Sitrick and Company Katy Industries, Inc. 0 $- JND Corporate Restructuring June-17 Katy Industries, Inc. Wire 7/14/2017 83,000 $- 83,000 0 $371,405 $26,078 $406,405 $26,078

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Case No. 17-11101 (JKC) Debtors Reporting Period: July 1 to July 28, 2017 Schedule of Bank Reconciliations Company Bank Account Number Account Name Balance per Bank Less - Outstanding Checks Other Items Amount Balance per General Ledger Katy Industries, Inc. Professional Fee Rabobank 1166 Escrow $3,129,517 $3,129,517 Rabobank 1167 DIP Account 865,467 865,467 Rabobank 1168 Utility Escrow 20,000 20,000 Rabobank 1169 503(b)9 600,000 600,000 $4,614,984 $- $- $4,614,984 BM0 Harris 9460 UMR Insurance 0 (31,525) 0 (31,525) BMO Harris 8357 Accounts Payable 0 (8,260) (8,260) $- $(39,785) $- (39,785) $4,614,984 $(39,785) $- $4,575,199 Contential Commercial Products, LLC BMO Harris 8224 Operating Account $- BMO Harris 2407 Cash Collateral 1,466,991 1,466,991 BMO Harris 8892 Lockbox 0 0 BMO Harris 8918 Accounts Payable 0 (267,891) (267,891) BMO Harris 9386 Payroll 0 0 HMO Harris 9394 Accounts Payable 0 0 BMO Harris 9452 Payroll 0 (0) (0) $1,466,991 $(267,891) $- $1,199,100 Fort Wayne Plastics, Inc. BMO Harris 1639 Operating Account $- $- 13M0 Harris 1654 Lockbox 5L5 515 BMO Harris 1670 Accounts Payable 0 (3,937) (3,937) Petty Cash 0 0 $515 $(3,937) $- $(3,422)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Case No. 17-11101 (KJC) Debtors Reporting Period: July 1 to July 28, 2017 CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited) Cumulative Period Filing to Date REVENUES Net sales $3,839,680 $13.084,117 Cost of Goods Sold 4,309,186 11,919,486 Gross Margin $(469,506) $1,164,631 Selling & Administration Selling Expenses $193,634 $625,166 Administrative Expenses 50,698 1,644,816 Total Selling & Administrative Expense $244,332 $2,269,982 Operating Profit/(Loss) $(713,838) $(1,105,351) Non-operating (Income}/expense Interest Expense $514,212 $1,890,265 Interest Income (1,735) (4,217) Other (Income)/Expense (8,965) (13,667) Total non-operating $503,512 1,872,381 Net Profit (Loss) Before Reorganization Items $(1,217,350) $(2,977,732) REORGANIZATION ITEMS Professional Fees $397,483 $432,483 U, S, Trustee Quarterly Fees 0 0 Gain (Loss) from Sale of Equipment 18,068,439 18,068,439 Other Reorganization Expenses 568,057 739,382 Total Reorganization Expenses $(17,102,899) $(16,896,574) Pre-Tax Income/(loss} $15,885,549 $13,918,842 Income Taxes 5,000 5,000 Net Income/(Loss) $15,880,549 $13,913,842

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: July 1 to July 28, 2017

CONSOLIDATING STATEMENT OF OPERATIONS

Case No:	Consolidated	Eliminations	17-11101 Katy Industries, Inc.	17-11102 Continental Commercial Products, LLC	See MOR-2b Consolidated Fort Wayne Holdings, Inc.	See MOR-2c Inactive Subsidiaries
REVENUES						
Net Sales	$ 3,839,680	$ (928,978)	$ -	$ 3,895,648	$ 873,010	$ -
Cost of Goods Sold	4,309,186	(928,978)	1,773	4,122,509	1,113,882	0
Gross Margin	$ (469,506)	$ -	$ (1,773)	$ (226,861)	$ (240,872)	$ -
Selling & Administration						
Selling expense	$ 193,634			$ 191,816	$ 1,818	$ -
Administrative Expense	50,698		26,990	242,846	80,298	(299,436)
Total Selling & Administrative Expense	$ 244,332	$ -	$ 26,990	$ 434,662	$ 82,116	$ (299,436.00)
Operating Profit/(Loss)	$ (713,838)	$ -	$ (28,763)	$ (661,523)	$ (322,988)	$ 299,436
Non-operating (Income)/expense						
Interest Expense	$ 514,212		$ 41,501	$ 472,711	$ -	$ -
Interest Income	-1,735			(1,735)	0	0
Other (Income)/Expense	(8,965)			(8,965)	0	0
Total non-operating	503,512	0	41,501	462,011	$ -	$ -
Net Profit (Loss) Before Reorganization Items	$ (1,217,350)	$ -	$ (70,264)	$ (1,123,534)	$ (322,988)	$ 299,436.00
REORGANIZATION ITEMS						
Professional Fees	$ 397,483		$ 397,483		$ -	$ -
U. S. Trustee Quarterly Fees	0		0		0	0
Gain (Loss) from Sale of Equipment	18,068,439		(22,495,726)	52,536,273	(11,972,108)	0
Other Reorganization Expenses	568,057		431,754	136,303	0	0
Total Reorganization/(income) Expenses	$ (17,102,899)	$ -	$ 23,324,963	$ (52,399,970)	$ 11,972,108	$ -
Pre-Tax Income/(Loss)	$ 15,885,549	$ -	$ (23,395,227)	$ 51,276,436	$ (12,295,096)	$ 299,436
Income Taxes	5,000		5,000	0	0	0
Net Income/(Loss)	$ 15,880,549	$ -	$ (23,400,227)	$ 51,276,436	$ (12,295,096)	$ 299,436

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Case No. 17-11101 (KJC) Debtors Reporting Period: July 1 to July 28, 2017 CONSOLIDATING STATEMENT OF OPERATIONS-FORT WAYNE HOLDINGS, Inc. & SUBSIDIARY 17-11103 17-11104 Case No: Consolidated Fort Wayne Holdings, Inc. Eliminations Fort Wayne Holdings, Inc. Fort Wayne Plastics, Inc, REVENUES Net Sales $873,010 $- $- $873,010 Cost of Sales 1,113,882 0 0 1,113,882 Gross Margin $(240,872) $- $- $(240,872) Selling & Administration Selling Expense $1,818 $1,818 Administrative Expense 80,298 80,298 Total Selling & Administrative Expense $82,116 $- $- $82,116 Operating Profit/(Loss) $(322,988) $- $- $(322,988) Non-operating (Income)/expense Interest Expense $- Interest Income 0 Other (Income)/Expense 11,972,108 11,972,108 Total non-operating $11,972,108 $- $- $11,972,108 Net Profit (Loss) Before Reorganization Items $(12,295,096) $- $- $(12,295,096) REORGANIZATION ITEMS Professional Fees $- U, S, Trustee Quarterly Fees 0 Gain (Loss) from Sale of Equipment 0 Other Reorganization Expenses 0 Total Reorganization Expenses $- $- $- $- Pre-Tax Income/(Loss) $(12,295,096) $- $- $(12,295,096) Income Taxes 0 0 0 0 Net Income/(Loss) $(12,295,096) $- $- $(12,295,096)

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: July 1 to July 28, 2017

CONSOLIDATING STATEMENT OF OPERATIONS-INACTIVE SUBSIDIARIES

Case No:		17-11105	17-11106	17-11107	17-11108	17-11109	17-11110	17-11111	17-11112	17-11113	17-11114
	Inactive Subsidiaries	Wabash Holding Corp	Katy Tewch, Inc.	WII, Inc.	TTI Holdings, Inc.	GCW, Inc.	Hermann Lowenstein Inc.	American Gage & Machine Company	WP Liquidating Corp	Ashford Holding Corp	HPMI, Inc.
REVENUES											
Net Sales	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
COST OF GOODS SOLD											
Cost of Sales	0	0	0	0	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Gross Margin	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Selling & Administration											
Selling Expense	$ -										
Administrative Expense	(299,436)	0	(310,906)		-31,438		42908				
Total Selling & Administrative Expense	$ (299,436)	$ -	$ (310,906)	$ -	$ (31,438)	$ -	$ 42,908	$ -	$ -	$ -	$ -
Operating Profit/(Loss)	$ 299,436	$ -	$ 310,906	$ -	$ 31,438	$ -	$ (42,908)	$ -	$ -	$ -	$ -
Non-operating (Income)/expense											
Interest Expense	$ -										
Interest Income	0										
Other (Income)/Expense	0										
Total non-operating	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net Profit (Loss) Before Reorganization Items	$ 299,436	$ -	$ 310,906	$ -	$ 31,438	$ -	$ (42,908)	$ -	$ -	$ -	$ -
REORGANIZATION ITEMS											
Professional Fees	$ -										
U. S. Trustee Quarterly Fees	0										
Gain (Loss) from Sale of Equipment	0										
Other Reorganization Expenses	0										
Total Reorganization Expenses	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Pre-Tax Income/(Loss)	$ 299,436	$ -	$ 310,906	$ -	$ 31,438	$ -	$ (42,908)	$ -	$ -	$ -	$ -
Income Taxes	0	0	0	0	0	0	0	0	0	0	0
Net Income/(Loss)	$ 299,436	$ -	$ 310,906	$ -	$ 31,438	$ -	$ (42,908)	$ -	$ -	$ -	$ -

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Case No. 17-11101 (KJC) Debtors Reporting Period: July 28, 2017 CONSOLIDATED BALANCE SHEET (Unaudited) July 28, 2017 Prior Period Petition Date ASSETS CURRENT ASSETS Unrestricted Cash and Equivalents $ 7,020,963 $ 6,127,513 $ 2,004,972 Accounts Receivable (Net) 0 8,358,404 7,879,871 Notes Receivable 0 0 0 Inventories, net 0 7,669,851 6,711,037 Prepaid Expenses 517,276 1,208,837 414,869 Net Inter-company accounts 0 332,407 174,499 Other Current Assets 42,796 650,793 580,435 TOTAL CURRENT ASSETS 7,581,035 $ 24,347,805 $ 17,765,683 PROPERTY AND EQUIPMENT Land and improvements $ — 285,129 $ 285,129 Buildings and improvements 0 6,897,720 6,897,720 Machinery and equipment 0 44,717,062 44,706,564 Less Accumulated Depreciation 0 (36,840,552) (36,533,567) TOTAL PROPERTY & EQUIPMENT $ — 15,059,359 15,355,846 OTHER ASSETS Goodwill, net $ — $ 24,198,802 $ 24,318,535 Lease Deposits 0 194,449 200,449 Notes Receivable 631,995 612,079 608,519 Other intangible assets, net 0 7,600,789 7,785,688 Investment in unconsolidated subsidiaries 2,164,931 18,966,005 18,966,005 TOTAL OTHER ASSETS 2,796,926 $ 51,572,124 $ 51,879,196 TOTAL ASSETS 10,377,961 90,979,288 $ 85,000,725

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: July 28, 2017

CONSOLIDATED BALANCE SHEET (Unaudited)

		July 28, 2017		Prior Period		Petition Date
LIABILITIES AND OWNER EQUITY						
LIABILITIES						
Current Liabilities						
Accounts Payable - Pre-Petition	$	19,845,546	$	21,009,355	$	21,369,781
Accounts Payable - Post Petition		0	$	870,851	$	-
Accrued Expenses		2,630,721		8,214,451		7,169,231
Accrued Compensation		0		792,900		657,737
Accrued Interest		0		193,587		52,885
TOTAL CURRENT LIABILITIES	$	22,476,267	$	31,081,144	$	29,249,634
SECURED DEBT						
Revolver	$	-	$	18,565,526	$	13,019,108
Senior Term Notes		0		6,510,000		6,510,000
Subordinated Debt		0		37,307,139		36,718,401
Capital Leases		0		340,190		351,447
Shareholder Notes		330,355		327,518		321,168
Total Secured Debt	$	330,355	$	63,050,373	$	56,920,124
NON-CURRENT LIABILITIES						
Post retirement benefits	$	439,741	$	1,439,261	$	1,203,156
Deferred Compensation		0		505,762		499,624
Deferred taxes		0		122,000		122,000
GAAP Lease Obligations		0		5,584,378		5,843,111
TOTAL NON-CURRENT LIABILITIES	$	439,741	$	7,651,401	$	7,667,891
TOTAL LIABILITIES	$	23,246,363	$	101,782,918	$	93,837,649
SHAREHOLDERS EQUITY						
Convertible Preferred Stock	$	108,256,190	$	108,256,190	$	108,256,190
Common Stock		9,822,204		9,822,204		9,822,204
Additional Paid-In Capital		196,337,115		31,148,825		31,148,825
Accumulated other comprehensive loss		(651,660)		(651,660)		(651,660)
Retained Earnings - Pre-Petition		(319,109,391)		(135,975,780)		(135,975,781)
Retained Earnings - Post-Petition		13,913,842		(1,966,707)		0
Treasury Stock		(21,436,702)		(21,436,702)		(21,436,702)
TOTAL SHAREHOLDERS EQUITY	$	(12,868,402)	$	(10,803,630)	$	(8,836,924)
TOTAL LIABILITIES AND OWNERS' EQUITY	$	10,377,961	$	90,979,288	$	85,000,725

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.
Debtors

Case No. 17-11101 (KJC)

CONSOLIDATING BALANCE SHEET (Unaudited)

As of July 28, 2017

			17-11101	17-11102	See MOR-3b	See MOR-3c
	Consolidated	Eliminations	Katy Industries, Inc.	Continental Commercial Products, LLC	Consolidated Fort Wayne Holdings, Inc.	Inactive Subsidiaries
ASSETS						
CURRENT ASSETS						
Unrestricted Cash and Equivalents	$ 7,020,963		$ 4,575,199	$ 2,449,186	$ (3,422)	$ -
Accounts Receivable (Net)	0				0	0
Inventories, net	0				0	-
Prepaid Expenses	517,276		176,731	340,545	0	-
Net Inter-company accounts	0	3,833,296	(140,202,674)	1,024,522	(59,965)	135,404,821
Other Current Assets	42,796			42,796	0	-
TOTAL CURRENT ASSETS	7,581,035	3,833,296	(135,450,744)	3,857,049	(63,387)	$ 135,404,821
PROPERTY AND EQUIPMENT						
Land and improvements	$ -				$ -	$ -
Buildings and improvements	0				0	0
Machinery and equipment	-				-	-
Less Accumulated Depreciation	-				-	-
TOTAL PROPERTY & EQUIPMENT	$ -	$ -	$ -	$ -	$ -	$ -
OTHER ASSETS						
Goodwill, net	$ -				$ -	$ -
Lease Deposits	0				0	-
Notes Receivable	631,995			631,995	0	-
Other intangible assets, net	0				0	-
Investment in unconsolidated subsidiaries	2,164,931	(136,147,134)	138,312,065		0	-
TOTAL OTHER ASSETS	$ 2,796,926	$ (136,147,134)	$ 138,312,065	$ 631,995	$ -	$ -
TOTAL ASSETS	$ 10,377,961	$ (132,313,838)	$ 2,861,321	$ 4,489,044	$ (63,387)	$ 135,404,821

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Case No. 17-11101 (KJC) Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of July 28, 2017 17-11101 17-11102 See MOR-3b See MOR-3c LIABILITIES AND OWNER EQUITY LIABILITIES Consolidated Eliminations Continental Consolidated Fort Katy Industries, Commercial Wayne Holdings, Inactive Inc. Products, LLC Inc. Subsidiaries Current Liabilities Accounts Payable Pre-Petition $19,845,546 $- $2,478,672 $14,992,339 $2,374,535 $- Accounts Payable Post-Petition 0 0 Accrued Expenses 2,630,721 421,373 1,813,270 0 396,077 Accrued Compensation - - - - Accrued Interest - - - TOTAL CURRENT LIABILITIES $22,476,267 $- $2,900,045 S 16,805,609 $ 2,374,535 $ 396,077 Debt Revolver $- $- $ - Senior Term Notes 0 0 0 Subordinated Debt - - - Capital Leases - - - Shareholder Notes 330,355 330,355 - - Total Debt $ 330,355 $- 0 $ 330,355 $- S- NON-CURRENT LIABILITIES Post retirement benefits $ 439,741 $ 389,759 $- $ 49,982 Deferred Compensation - - - Deferred taxes - - - GAAP Lease Obligations - - - TOTAL NON-CURRENT LIABILITIES $ 439,741 $- $ 389,759 $- S- $ 49,982 TOTAL LIABILITIES $ 23,246,363 $- S 3,289,804 $ 17,135,964 $ 2,374,535 $ 446,059

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Case No. 17-11101 (KJC) Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of July 28, 2017 17-11101 17-11102 See MOR-3b See MOR-3c Continental Consolidated Fort Katy Industries, Commercial Wayne Holdings, Inactive Consolidated Eliminations Inc. Products, LLC Inc. Subsidiaries  SHAREHOLDERS EQUITY Convertible Preferred Stock $ 108,256,190 $ (5,150,000) $ 108,256,190 $ - $- $ 5,150,000 Common Stock 9,822,204 (1,203,001) 9,822,204 - 1 1,203,000 Additional Paid-in Capital 196,337,115 (68,717,248) 31,148,825 165,188,290 10,774,275 57,942,973 Accumulated other comprehensive loss (651,660) (80,944) - (570,716) Retained Earnings - Pre-Petition (319,109,391) (57,243,589) (103,687,774) (228,335,363) (781,848) 70,939,183 Retained Earnings - Post-Petition 13,913,842 (24,450,283) 50,500,153 (12,430,350) 294,322 Treasury Stock (21,436,702) (21,436,702) - - TOTAL SHAREHOLDERS EQUITY $ (12,868,402) $ (132,313,838) $ (428,484) $ (12,646,920) $ (2,437,922) $ 134,958,762 TOTAL LIABILITIES AND OWNERS’ EQUITY $ 10,377,961 $ (132,313,838) 2,861,320 $ 4,489,044 $ (63,387) $ 135,404,821

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Case No. 17-11101 (MC) Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of July 31, 2017 Consolidating Fort Wayne Holdings, Inc.  ASSETS Consolidated Fort Eliminations 17-11103 17-11104 CURRENT ASSETS Wayne Holdings, Fort Wayne Holdings, Inc. Fort Wayne Plastices, Inc. Unrestricted Cash and Equivalents Accounts Receivable (Net) Inc (3,423) 0 0 0 Inventories, net (3,423) Prepaid Expenses 0 0 0 Net Inter-company accounts (59,965) (59,965) Other Current Assets TOTAL CURRENT ASSETS (63,388) $ (63,388) PROPERTY AND EQUIPMENT Land and improvements - Buildings and improvements 0 0 Machinery and equipment - Less Accumulated Depreciation TOTAL PROPERTY & EQUIPMENT OTHER ASSETS Goodwill, net - Lease Deposits Notes Receivable Other intangible asseets, net 0 0 Investment in unconsolidated subsidiaries 0 (10,774,276) 10,774,276 TOTAL OTHER ASSETS $ (10,774,276) $ 10,774,276 $ TOTAL ASSETS (63,388) $ (10,774,276) $ 10,774,276 $ (63,388)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et al. Case No. 17-11101 (KJC) Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of July 31, 2017 Consolidating Fort Wayne Holdings, Inc. LIABILITIES AND OWNER EQUITY LIABILITIES Current Liabilities Accounts Payable Pre-Petition Consolidated Fort Wayne Holdings, Inc Eliminations $ 2,374,535 $ 17-11103 Fort Wayne Holdings, Inc. 17-11104 Fort Wayne Plastices, Inc. $ 2,374,535 Accounts Payable Post-Petition 0 0 Accrued Expenses 0 0 Accrued Compensation 0 0 Accrued Interest 0 TOTAL CURRENT LIABILITIES 2,374,535 $ $ - $ 2,374,535 NON-CURRENT LIABILITIES Deferred taxes TOTAL NON-CURRENT LIABILITIES $ $ $ - $ TOTAL LIABILITIES 2,374,535 2,374,535 SHAREHOLDERS EQUITY Convertible Preferrred Stock $ - $ - $ - $ - Common Stock 1 (0) 1 0 Additional Paid-in Capital 10,774,275 10,774,275 Accumulated other comphehensive loss (10,774,276) 10,774,276 Retained Earnings - Pre-Petition (781,848) (781,848) Retained Earnings - Post-Petition (12,430,350) (12,430,350) Treasury Stock TOTAL SHAREHOLDERS EQUITY $ (2,437,922) $ (10,774,276) $ 10,774,276 $ (2,437,922) TOTAL LIABILITIES AND OWNERS’ EQUITY (63,387) $ (10,774,276) $ 10,774,276 $ (63,387)

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries, Inc., et at. Case No. 17-11101 (KJQ Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of July 28, 2017 17-11105 17-11106 17-11107 17-11108 17-11109 17-11110 17-11111 17-11112 17-11113 17-1114 Inactive Subsidiaries Eliminations Wabash Holding Corp KatyTewch,Inc WII, lnc. TTI, Holdings GCW, Inc. Hermann Lowenstein Inc. American Gage & Machine Company WP Liquidating Ashford Holding Corp Corp HPMI, Inc. ASSETS CURRENT ASSETS Unrestricted Cash and Equivalents $ - Accounts Receivable (Net) 0 Notes Receivable 0 Inventories, net 0 Prepaid Expenses 0 11,959,550 Net Inter-company accounts 135,404,821 3,578,827 (28,847,177) 71,480,093 6,119,575 23,036,075 25,972,861 (1,181,538) 23,286,555 Other Current Assets (attach schedule) 0 TOTAL CURRENT ASSETS 135,404,821 3,578,827 (28,847,177) 71,480,093 6,119,575 23,036,075 - 25,972,861 (1,181,538) 23,286,555 11,959,550 PROPERTY AND EQUIPMENT Land and improvements $ - Buildings and improvements 0.00 Machinery and equipment 0,00 Less Accumulated Depreciation 0.00 TOTAL PROPERTY & EQUIPMENT $ - $ $ - $ - - - - - - OTHER ASSETS Goodwill, net 0 Lease Deposits Notes Receivable Other intangible assets, net 0 - Investment in unconsolidated subsidiaries 0 (4,938,036) 6,119,574 (1,181,538) TOTAL OTHER ASSETS $ - $ (4,938,036) $ $ - $ 6,119,574 $ - $ $ $ $ (1,181,538) $ $ $ TOTAL ASSETS $ 135.404,821 $ (4.938,036) $ 3,578,827 $ (28,847,177) $ 77,599,667 $ 6,119,575 $ 23,036,075 $ $ 24,791,323 $ (1,181,535) $ 23,286,555 $ 11,959,550

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE In re: Katy Industries. Inc., et al. Case No. 17.11101 (KJC) Debtors CONSOLIDATING BALANCE SHEET (Unaudited) As of July 28, 2017 17-11105 17-11106 17-11107 17-11108 17-11109 17-11110 17-11111 17-11112 17-11113 17-11114 Inactive Subsidiaries Eliminations Wabash Holding Corp Katy Tewch, Inc. WII, Inc. TTI, Holdings GCW, Inc. Hermann Lowenstein Inc. American Gage & Machine Company WP liquidating Corp Ashford Holding Corp HPMI, Inc. in  LIABILITIES AND OWNER EQUITY LIABILITIES Current Liabilities Accounts Payable 0 0 0 0 - - - - - - Accrued Expenses 396,077 396,077 Accrued Compensation - Accrued Interest - - $ - TOTAL CURRENT LIABILITIES $ 396,077 $ $ 1 - - - - 396,077 - - DEBT Revolver $ - Senior Term Notes $ - Subordinated Debt - Capital Leases - Shareholder Notes - Total Debt - 0 - - - - - - - - NON-CURRENT LIABILITIES Post retirement benefits 49,982 - - 49,982 Deferred Compensation - Deferred taxes - GAAP Lease Obligations - $ TOTAL NON-CURRENT LIABILITIES $ 49,982 $ $ I $ - $ - $ - $ $ 49,982 $ $ $ TOTAL LIABILITIES % 446,059 $ $ $ $ - $ - $ - $ $ 446,059 $- $ - $ $- SHAREHOLDERS EQUITY Convertible Preferred Stock $ 5,150,000 $ $ - $ - $ 2,650,000 $- $ 2,500,000 $ $- Common Stock 1,203,000 (500,000) 1,000 1,000 200,000 500,000 1,000,000 1,000 Additional Paid-in Capital 57,942,973 (7,782,135) 6,134,502 44,102,184 7,782,135 6,275,443 1,236,128 194,715 Accumulated other comprehensive loss (570,716) (397,537) (56,432) (116,747) 11,763,834 Retained Earnings - Pre-Petition 70,939,183 3,344,099 (2,464,930) (2S,S4S,I77) 33,522,477 (1,662,560) 23,195,730 15,219,821 (1,681,538) 18,550,427 Retained Earnings - Post-Petition 294,322 305,792 31,438 (42,908) Treasury Stock . TOTAL SHAREHOLDERS EQUITY $ 134,958,762 $ (4,938,036) $ 3,578,827 $ (28,847,177) $ 77.599,667 $ 6,119,575 $ 23,036,075 $- $ 24,345,264% (1,181,538) $ 23,286,555 $ 11,959,550 TOTAL LIABILITIES AND OWNERS' EQUITY $ 135,404,821 $ (4,938,036) $ 3,578,827 $ (28,847,177) $ 77.599,667 $ 6,119,575 $ 23.036,075 $- $ 24,791,323 $ (1,181,538) $ 23,286,555 $ 11,959,550

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: July 28, 2017

SUMMARY OF UNDISPUTED UNPAID POST-PETITION DEBTS

	Number of Days Past Due						
	Current	**0-30**	**31-60**	**61-90**	**Over 90**		**Total**
Accounts Payable							
Katy Industries, Inc.	13,250	0				$	13,250
Contential Commercial Products, LLC	0	0	0				0
Fort Wayne Plastics, LLC	0	0					0
Total Postposition Debts	13,250	0	0	0	0	$	13,250

Affidavit of the Chief Financial Officer concerning payment of payroll taxes

Robert W. Zimmer hereby declares under penalty of perjury:

1. I am the Chief Financial Officer of Katy Industries, Inc., one of the debtors in these chapter 11 cases (the "Debtors"). In that capacity, I am familiar with the day-to-day operations, business affairs and books and records of the Debtors. I am authorized to submit this Declaration on behalf of the Debtors.

2. All statements in the Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth based on such personal knowledge, review of documents, discussions with other employees of the Debtors, or opinion.

3. To the best of my knowledge, all payroll taxes either withheld from employees' or levied upon the Debtors' have been timely remitted to the appropriate taxing authority.

Dated: September 12, 2017

Respectfully submitted,

By: Robert W. Zimmer
Title: Chief Financial Officer

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Katy Industries, Inc., et al.
Debtors

Case No. 17-11101 (KJC)
Reporting Period: July 1 to July 28, 2017

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

	Consolidated	Contential Commercial Products, LLC	Fort Wayne Plastics, Inc.
Accounts Receivable Reconciliation			
Total Accounts Receivable at the beginning of the reporting period	$ 8,901,216	$ 7,894,371	$ 1,006,845
+ Amounts billed during the period	4,768,658	3,895,648	873,010
- Amounts collected during the period	(4,344,905)	(3,828,811)	(516,094)
+/- Adjustments-Sale of Assets	(9,324,969)	(7,961,208)	(1,363,761)
Total Accounts Receivable at the end of the reporting period	$ -	$ -	$ -
Accounts Receivable Aging from invoice date			
0 - 30 days old	$ -		
31 - 60 days old	0		
61 - 90 days old	0		
91+ days old	0		
Total Accounts Receivable	$ -	$ -	$ -
Amount considered uncollectible (Bad Debt)	0		
Accounts Receivable (Net)	$ -	$ -	$ -

DEBTOR QUESTIONNAIRE

Must be completed each month	**Yes/No**
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. **Please see the General Notes.**	Yes
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	No
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	Yes
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. **The State of Missouri, Department of Labor and Industrial Relations, Division of Workers' Compensation has called a default and terminated the Debtors' self-insurance workers' compensation plan previously maintained in Missouri in accordance with this Court's interim order Dkt. No. 298.**	No
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3. **Pursuant to the terms of the Asset Purchase Agreement [Dkt. No. 295], the Debtors opened a bank account with Robobank to set aside funds for purposes of 503(b)(9) claims. On July 21, 2017, the sum of $600,000 was deposited into the account.**	Yes